Calvert

Investments that make a difference (registered trademark)

March 31, 2003

Semi-Annual Report

Calvert Short Duration Income Fund

Table of Contents

President’s Letter

1

Portfolio Manager Remarks

3

Schedule of Investments

5

Statement of Assets and Liabilities

9

Statement of Operations

10

Statements of Changes in Net Assets

11

Notes to Financial Statements

13

Financial Highlights

17

Explanation of Financial Tables

19

Over the last year, equity markets have continued to be weighted down by a slower economy and the threat of war followed by the reality of war in Iraq.  Against this sometimes discouraging backdrop, however, this spring we are beginning to see some encouraging signs. With the war seemingly drawing to a close, there is renewed hope for more stable markets and a safer, more peaceful world.  (To learn about Calvert’s support of relief efforts promoting peace and recovery in Iraq and elsewhere, visit the Calvert website at www.calvert.com)

While we see signs for optimism, the extent of a recovery in the financial markets is of course unknown. Now, as always, the most prudent investment strategies are those that are diversified among stocks, bonds, international investments and cash.  For example, during the last 12 months, stocks, as measured by the S&P 500 Index were down almost 12%, but bond prices rose approximately 9%.  Even within the stock category, diversification paid off.  While the large cap stocks in the S&P 500 were down sharply, smaller company stocks (as represented by the Russell 2000 Index) lost just over 3% and mid-cap stocks (tracked by the S&P Midcap 400 Index) advanced by approximately 2%.

No one can predict which asset classes or investment styles will perform best in the future. It is important for shareholders, and the financial advisors who assist them, to take a long-term view of the markets and their investment strategies. The key is not to try to take advantages of temporary dips and swings in security prices, but to work towards a strategic mix of assets that will fit your lifetime goals.

We urge all of our shareholders to review their investment strategies with an experienced professional, to find out how their investments are currently positioned and determine what an appropriate long-term asset allocation might be.  Even if you have done this in the past, it makes sense to review your strategy regularly to assess the impact of market movements and to make adjustments to fit new goals and circumstances.   By maintaining a consistent strategy and investing in disciplined, well-managed funds, you can construct an investment program that will help you meet your objectives in all types of market environments.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Asset Management Company, Inc.

May 2003

Greg Habeeb

of Calvert Asset Management Company

Performance

For the six months ended March 31, 2003, the Calvert Short Duration Income Fund’s Class A Shares returned 4.29%, outperforming the Lehman 1-5 Year Credit Index at 4.11% and the Lipper Short Investment Grade Debt Funds Average at 1.96%.

Investment climate through the period

Overall, the investment climate during the reporting period was favorable to fixed income investors.

The economy has seemed to stall over the last six months as a result of various geopolitical factors. However, this stall has not been reflected in the capital markets. The stock market has been range-bound but volatile, while the corporate bond market has rallied significantly even relative to rallying treasury markets. Since December 31, 2002, the yield spread of corporate bonds versus benchmark bonds has narrowed to levels not seen since 1998.

Our investment strategy

Through the period

The fund outperformed its benchmarks during the six-month reporting period, largely through our being very defensive about weaker credits and either avoiding or holding very small positions in them. Returns also have been enhanced by our finding some very cheap bonds in small size.

Portfolio Statistics

March 31, 2003

Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/03	3/31/03
Class A	4.29%	10.50%
Class C	3.63%	N/A
Class I	4.49%	10.84%
Lehman 1-5 Year Credit Index	4.11%	10.84%
Lipper Short Investment Grade Debt Funds Avg.	1.96%	5.38%

Maturity Schedule
	Weighted Average
	3/31/03	9/30/02
	4 years	3 years

SEC Yields
	30 days ended
	3/31/03	9/30/02
Class A	2.92%	4.07%
Class C	1.85%	N/A
Class I	3.42%	4.40%

Investment performance does not reflect the

deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2003

Average Annual Total Returns

Class A Shares
One year	7.49%
Since inception	9.19%

(1/31/02)

Class C Shares
Since inception	2.63%
(10/1/02)

Class I Shares
One year	10.84%
Since inception	10.32%
(2/27/02)

Going forward

We’ve sold bonds in the rallying corporate and treasury market because we believe that much of the upside price potential in these markets is disappearing. We’ve shortened our duration about a half-year. In addition, we have replaced many of our corporates with a combination of money market paper, floaters, and insured bonds (both corporates and municipals) with AAA ratings. We have significantly upgraded the credit quality of the portfolio.

A cautiously optimistic outlook

We are cautiously optimistic about the future, feeling that the worst is over for both the economy and the struggling stock market. However, we are maintaining a defensive posture because the anticipated recovery could last years longer than many investors believe. Further, we believe that an optimistic view has already been priced into the markets. Therefore, the number of relative bargains has diminished.

May, 2003

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund’s Class A maximum front-end sales charge of 2.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Schedule of Investments

March 31, 2003

	Principal
Debt Securities - 101.6%	Amount	Value
Corporate Bonds - 68.8%
Agfirst Farm Credit Bank, Preferred, 8.393%, 12/15/16	$250,000	$286,349
Allstate Corp., 6.75%, 6/15/03	209,000	211,255
American Airlines, Inc. VRDN, 1.91%, 9/23/07	1,000,000	999,970
Archstone-Smith Trust, 7.20%, 4/15/03	85,000	85,144
ASIF Global Financing VRDN, 1.48%, 3/14/06 ++	2,000,000	2,000,000
AT&T Canada, Inc., 7.65%, 9/15/06 *	975,000	209,625
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 ++	350,000	221,676
Bank One Corp., 8.74%, 9/15/03	280,000	289,131
BankAmerica Corp., 9.20%, 5/15/03	350,000	353,199
BD Toy LLC VRDN, 1.50%, 2/1/23	2,265,000	2,265,000
Brascan Corp., 5.75%, 3/1/10	500,000	502,785
Captec Franchise Trust, 6.504%, 5/25/05	186,135	186,846
Central Garden & Pet Co., 9.125%, 2/1/13 ++	250,000	261,250
CIT Group, Inc. VRDN, 2.84%, 1/31/05	2,500,000	2,500,125
Citicorp, 7.125%, 6/1/03	250,000	252,327
City of Brooklyn Park, 4.55%, 2/1/12	670,000	670,060
Clear Channel Communications, Inc., 7.25%, 9/15/03	1,350,000	1,377,810
CNL Funding, 7.721%, 8/25/09	555,244	614,343
Commonwealth Edison Co., 6.625%, 7/15/03	300,000	303,405
Conseco, Inc., 8.75%, 8/9/06 #++	500,000	135,000
Continental Airlines, Inc. VRDN, 2.32%, 12/6/07 ++	1,000,000	1,002,248
Continental Cablevision, Inc., 8.625%, 8/15/03	310,000	310,031
Corporate Property Investors, Inc., 7.05%, 4/1/03	100,000	99,993
Countrywide Credit Industries, Inc. 5.25% 5/22/03	250,000	251,192
DaimlerChrysler NA Holding Corp., 7.125%, 4/10/03	4,000	4,004
Delta Air Lines, Inc. VRDN, 2.09%, 1/25/08 ++	1,500,000	1,500,000
EOP Operating LP, 6.50%, 6/15/04	500,000	521,560
ERAC USA Finance Co., 7.50%, 6/15/03 ++	200,000	201,838
FFCA Secured Lending Corp., 6.37%, 9/18/25	176,485	180,014
Finova Group, Inc., 7.50%, 11/15/09	3,100,000	1,100,500
First Republic Bank, 7.75%, 9/15/12	653,000	684,984
Florida Residential Property & Casualty, 7.45%, 7/1/04 ++	100,000	105,888
Florida Windstorm Underwriting Association, 6.70%, 8/25/04 ++	135,000	143,034
Ford Credit Auto Owner Trust, 2.70%, 6/15/07	1,000,000	1,008,460
Ford Motor Co.:
6.125%, 4/28/03	217,000	217,241
6.625%, 6/30/03	325,000	326,573
Ford Motor Credit Co.:
7.50%, 6/15/03	2,810,000	2,825,680
VRDN, 1.56%, 6/20/03	65,000	64,778
6.125%, 3/20/04	500,000	503,280
General Motors Acceptance Corp., 7.125%, 5/1/03	635,000	637,165
General Motors Corp., 7.00%, 6/15/03	35,000	35,213
Great Lakes Power, Inc., 9.00%, 8/1/04	1,000,000	1,069,030
HCA, Inc., 6.73%, 7/15/45	500,000	505,035
Heller Financial, Inc., 7.875%, 5/15/03	300,000	302,316
Hertz Corp.:
VRDN, 1.88%, 8/13/04	$200,000	$186,000
8.25%, 6/1/05	1,000,000	1,013,420
Household Finance Corp. VRDN, 2.75875%, 12/16/04	500,000	506,365
Hudson United Bancorp., Inc., 8.20%, 9/15/06	1,475,000	1,617,544
Illinois Central Railroad, 6.75%, 5/15/03	175,000	175,843
IMCERA Group, Inc., 6.00%, 10/15/03	1,000,000	1,000,000
Impac CMB Trust VRDN, 1.735, 11/25/32	1,342,145	1,343,085
Interpool, Inc.:
7.20%, 8/1/07	105,000	97,125
7.35%, 8/1/07	320,000	296,000
ITT Industries, Inc., 8.875%, 6/15/03	250,000	252,900
JP Morgan Chase & Co. VRDN, 1.59%, 2/24/05	2,000,000	2,000,640
Keycorp., 6.75%, 6/15/03	235,000	237,458
LG&E Capital Corp., 6.205%, 5/1/04 ++	250,000	258,835
Liberty Mutual Insurance Co., 8.20%, 5/4/07 ++	400,000	413,508
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 +++	250,000	27,500
8.30%, 12/1/37 ##++	300,000	33,000
Markel Corp.:
7.25%, 11/1/03	500,000	510,075
6.80%, 2/15/13	1,000,000	997,030
Merrill Lynch & Co., Inc. VRDN, 1.56%, 2/25/05	1,000,000	1,000,000
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	572,085
Morgan Stanley Group, Inc. VRDN, 1.57%, 3/27/06	1,500,000	1,498,722
Nationwide Health Properties, Inc., 6.59%, 7/7/38	1,000,000	1,005,810
New Valley Generation I, 7.299%, 3/15/19	458,384	543,873
Nexfor, Inc., 7.50%, 7/15/03	500,000	504,410
Niagara Mohawk Power Corp., 7.375%, 7/1/03	378,049	382,340
Noranda Inc., 8.00%, 6/1/03	900,000	905,580
Nortel Networks Corp., 4.25%, 9/1/08	400,000	296,832
PP&L Capital Funding, Inc., 6.23%, 10/14/03	1,000,000	1,005,440
Post Apartment Homes LP MFH Revenue VRDN, 1.31%, 7/15/29	300,000	300,000
Preferred Term Securities Ltd:
VRDN, 2.01063%, 4/3/33 ++	1,000,000	1,000,000
4.08%, 4/3/33 ++	1,000,000	1,002,370
ProLogis Trust, 7.00%, 10/1/03	130,000	132,994
Raytheon Co., 5.70%, 11/01/03	650,000	662,110
Rex Lumber LLC VRDN, 1.35%, 2/1/22	1,300,000	1,300,000
Roslyn Bancorp, Inc., 5.75%, 11/15/07	500,000	510,145
Shurgard Storage Centers, Inc., 5.875%, 3/15/13	250,000	252,325
Simon DeBartolo Group LP, 6.875%, 10/27/05	100,000	108,070
Simon Property Group LP, 6.625%, 6/15/03	1,175,000	1,184,153
SLM Corp. VRDN, 1.43%, 3/15/06	2,000,000	2,000,260
Sovereign Bank, 10.20%, 6/30/05 ++	774,560	892,022
State Street Capital Trust II VRDN, 1.87%, 2/15/08	1,000,000	1,000,130
TCI Communications, Inc., 6.375%, 5/1/03	1,700,000	1,701,258
TIERS Trust, 8.45%, 12/1/17 **	658,859	73,087
Toll Road Investment Partnership II Discount Notes:
2/15/04 ++	1,000,000	986,370
2/15/06 ++	500,000	460,780
Tyco International Group SA, 6.25%, 6/15/03	2,500,000	2,512,500
	300,000	302,316
Unisys Corp., 6.875%, 3/15/10	$100,000	$99,750
USL Capital Corp.:
6.625%, 5/15/03	20,000	20,048
5.95%, 10/15/03	500,000	502,535
Westinghouse Electric Corp., 6.875%, 9/1/03	50,000	51,098

Total Corporate Bonds (Cost $62,690,600)		62,758,782

Taxable Municipal Bonds - 11.7%
Bloomington Minnesota MFH Revenue VRDN, 1.30%, 11/15/32	3,700,000	3,700,000
Denver Colorado City & County Discount Notes,12/15/16	1,250,000	580,450
Indiana State Development Finance Authority Revenue VRDN:
1.48%, 9/1/16	200,000	200,000
2.06%, 5/1/21	1,000,000	1,000,000
Ladysmith Wisconsin Solid Waste Disposal Facilities Revenue
VRDN, 4.40%, 3/1/28	855,000	855,000
New Jersey Economic Development Authority Revenue
Discount Notes, 2/15/17	6,250,000	2,877,250
Oregon School Boards Association GO Bond Discount Notes,
6/30/16	500,000	237,900
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	100,000	112,521
Port St. Lucie Florida Special Tax Assessment Revenue Bonds,
3.85%, 1/1/08	460,000	465,364
Southeast Alabama Gas Distribution Revenue VRDN,
1.35%, 6/1/25	130,000	130,000
Washington State MFH Revenue VRDN, 1.35%, 2/1/28	545,000	545,000

Total Taxable Municipal Bonds (Cost $10,581,299)		10,703,485

U.S. Government Agency Obligations - 11.8%
Fannie Mae:
Discount Notes, 4/1/03	3,700,000	3,700,000
4.00%, 11/17/06	2,000,000	2,028,280
5.25%, 3/25/11	2,000,000	2,012,575
Freddie Mac, 5.50%, 6/15/10	3,000,000	3,036,060

Total U.S. Government Agency Obligations (Cost $10,799,662)		10,776,915

U.S. Treasury Obligations - 9.3%
U.S. Treasury Bonds:
5.75%, 11/15/05	$750,000	$825,938
6.50%, 2/15/10	700,000	835,296
U.S. Treasury Notes:
3.00%, 11/15/07	325,000	329,570
3.00%, 2/15/08	1,200,000	1,214,244
4.875%, 2/15/12	905,000	982,911
3.875%, 2/15/13	4,250,000	4,268,572

Total U.S. Treasury Obligations (Cost $8,351,620)		8,456,531

TOTAL INVESTMENTS (Cost $92,423,181) - 101.6%		92,695,713
Other assets and liabilities, net - (1.6%)		(1,442,998)
Net Assets - 100%		$91,252,715

*        AT&T Canada recently emerged from bankruptcy proceedings in Canada. As part of the Company’s restructuring plan, this debt was settled on April 4, 2003 with a combination of cash, AT&T Canada Class A Voting Shares and AT&T Canada Class B Limited Voting Shares. The Fund received $53,987 (USD) cash, 125 Class A Voting Shares and 6,707 Class B Limited Voting Shares.

#        Security is a defaulted security, and is not accruing income.

+       The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. Consequently, $5,401 in accrued interest was written off, as of March 31, 2003.

**       The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003.  This TIERS security is based on interest payments from Lumbermens. Consequently, $13,248 in accrued interest was written off, and the cost basis of the security was increased by interest purchased in the amount of $4,536, as of March 31, 2003.

##      The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. As a result, this security is non-income producing.

++      Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

Assets	Value
Investments in securities, at value (Cost $92,428,181) - see accompanying schedule	$92,695,713
Receivable for securities sold	6,352,405
Receivable for shares sold	666,702
Interest and dividends receivable	867,252
Other assets	15,472
Total assets	100,597,544

Liabilities
Payable to bank	66,467
Payable for securities purchased	9,074,538
Payable for shares redeemed	109,052
Payable to Calvert Asset Management Co., Inc.	38,455
Payable to Calvert Administrative Services Company	18,114
Payable to Calvert Shareholder Services, Inc.	1,466
Payable to Calvert Distributors, Inc.	16,907
Accrued expenses and other liabilities	19,830
Total liabilities	9,344,829
Net Assets	$91,252,715

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 3,820,908 shares outstanding	$60,121,548
Class C: 361,126 shares outstanding	5,713,014
Class I: 1,508,993 shares outstanding	23,515,200
Distributions in excess of net investment income	(29,358)
Accumulated net realized gain (loss) on investments	1,659,779
Net unrealized appreciation (depreciation) on investments	272,532

Net Assets	$91,252,715

Net Asset Value Per Share
Class A (based on net assets $61,261,848)	$16.03
Class C (based on net assets $5,774,626)	$15.99
Class I (based on net assets $24,216,241)	$16.05

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2003

Net Investment Income
Investment Income:
Interest income	$1,263,230
Total investment income	1,263,230

Expenses:
Investment advisory fee	119,491
Administrative fees	83,018
Transfer agency fees and expenses	57,004
Distribution plan expenses:
Class A	57,317
Class C	15,121
Trustees’ fees and expenses	2,682
Custodian fees	26,915
Registration fees	17,967
Reports to shareholders	3,851
Professional fees	4,802
Accounting fees	16,095
Miscellaneous	1,863
Total expenses	406,126
Reimbursements from Advisor:
Class A	(68,277)
Class C	(972)
Fees paid indirectly	(3,465)
Net expenses	333,412
Net Investment Income	929,818

Realized and Unrealized Gain (Loss) on Investments
Net realized gain	1,850,543
Change in unrealized appreciation (depreciation)	232,503

Net Realized and Unrealized Gain
(Loss) on Investments	2,083,046

Increase (Decrease) in Net Assets
Resulting From Operations	$3,012,864

See notes to financial statements.

Statement of Changes in Net Assets

                  From Inception,

                  January 31, 2002             Six Months Ended   Through

         March 31,     September 30,

Increase (Decrease) in Net Assets                2003  2002

Operations:

         Net investment income              $929,818     $702,883

         Net realized gain (loss) on investments          1,850,543    1,329,539

         Change in unrealized appreciation (depreciation)              232,503       40,029

                  Increase (Decrease) in Net Assets

                  Resulting From Operations                 3,012,864    2,072,451

Distributions to shareholders from:

         Net investment income:

                  Class A shares               (636,952)     (348,784)

                  Class C shares              (27,854)       —

                  Class I shares                (291,822)     (356,647)

         Net realized gain:

                  Class A shares               (1,019,885)  —

                  Class C shares              (48,330)       —

                  Class I shares                (452,088)     —

                           Total distributions            (2,476,931)  (705,431)

Capital share transactions:

         Shares sold:

                  Class A shares               32,098,134   40,885,643

                  Class C shares              6,142,376    —

                  Class I shares                4,998,829    18,160,924

         Reinvestment of distributions:

                  Class A shares               1,457,005    289,019

                  Class C shares              65,239         —

                  Class I shares                316,203       39,259

         Shares redeemed:

                  Class A shares               (5,494,708)  (9,113,545)

                  Class C shares              (494,601)     —

                  Class I shares                (15)    —

                           Total capital share transactions           39,088,462   50,261,300

Total Increase (Decrease) in Net Assets                 39,624,395   51,628,320

Net Assets

Beginning of period                  51,628,320   —

End of period (including distributions in excess of

         net investment income of $29,358 and $2,548, respectively)                  $91,252,715 $51,628,320

See notes to financial statements.

         From Inception,

                  January 31, 2002             Six Months Ended   Through

         March 31,     September 30,

Capital Share Activity        2003  2002

Shares sold:

         Class A shares               2,017,252    2,629,638

         Class C shares              388,264       —

         Class I shares                311,336       1,175,106

Reinvestment of distributions:

         Class A shares               92,471         18,387

         Class C shares              4,156 —

         Class I shares                20,059         2,493

Shares redeemed:

         Class A shares               (345,359)     (591,481)

         Class C shares              (31,294)       —

         Class I shares                (1)     —

                  Total capital share activity          2,456,884    3,234,143

See notes to financial statements.

Notes to Financial Statements

Note A –– Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on January 31, 2002, currently offers three classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Effective October 1, 2002, the Fund began to offer Class C shares. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Effective February 27, 2002, the Fund began to offer Class I shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities’ market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .35% of the Fund’s average daily net assets.

The Advisor has agreed to limit annual fund operating expenses (net of expense offset arrangements) through January 31, 2004. The contractual expense cap is 1.08% for Class A (effective February 1, 2003), 2.25% for Class C and .75% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. For the six months ended March 31, 2003, the total of such expenses reimbursed was $69,249.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A shares, allow the Portfolios to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and Class C, respectively. Class I does not have Distribution plan expenses.

The Distributor received $31,079 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2003.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $6,559 for the period ended March 31, 2003. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the period, purchases and sales of investments, other than short-term and U.S. government securities, were $507,741,434 and $466,986,758, respectively. U.S. government security purchases and sales were $260,840,790 and $227,762,557, respectively

The cost of investments owned at March 31, 2003 for federal income tax purposes was $92,390,338. Net unrealized appreciation aggregated $305,376, of which $720,485 related to appreciated securities and $415,1009 related to depreciated securities.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2003, purchase and sales transactions were $26,615,000 and $28,204,060, respectively.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company (“the Bank”). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2003. For the six months ended March 31, 2003, borrowings by the Fund under the Agreement were as follows:

                  Weighted              Month of

         Average       Average       Maximum     Maximum

         Daily  Interest        Amount        Amount

         Balance       Rate   Borrowed     Borrowed

         $165,782     1.80%         $4,325,758   January 2003

Financial Highlights

                                             Periods Ended

                  March 31,     September 30,

Class A Shares               2003  2002 *

Net asset value, beginning                  $15.96         $15.00

Income from investment operations

         Net investment income              .21     .39

         Net realized and unrealized gain          .46     .98

                  Total from investment operations                  ..67     1.37

Distributions from:

         From net investment income               (.22)   (.41)

         Net realized gain             (.38)   —

                  Total distributions            (.60)   (.41)

Total increase (decrease) in net asset value            .07     ..96

Net asset value, ending             $16.03         $15.96

Total return*          4.29%         9.21%

Ratios to average net assets:

         Net investment income              2.67% (a)     3.96% (a)

         Total expenses               1.33% (a)     1.64% (a)

         Expenses before offsets            1.03% (a)     .99% (a)

         Net expenses                 1.02% (a)     .98% (a)

Portfolio turnover             1,262%        1,777%

Net assets, ending (in thousands)                $61,262       $32,821

                           Period Ended

                           March 31,

Class C Shares                       2003***

Net asset value, beginning                  $15.96

Income from investment operations

         Net investment income              .13

         Net realized and unrealized gain          .43

                  Total from investment operations                  ..56

Distributions from:

         From net investment income               (.15)

         Net realized gain             (.38)

                  Total distributions            (.53)

Total increase (decrease) in net asset value            .03

Net asset value, ending             $15.99

Total return*          3.63%

Ratios to average net assets:

         Net investment income              1.47% (a)

         Total expenses               2.32% (a)

         Expenses before offsets            2.26% (a)

         Net expenses                 2.25% (a)

Portfolio turnover             1,262%

Net assets, ending (in thousands)                $5,775

Financial Highlights

         Periods Ended

                  March 31,     September 30,

Class I Shares                2003  2002 **

Net asset value, beginning                  $15.97         $15.40

Income from investment operations

         Net investment income              .24     .41

         Net realized and unrealized gain          .46     .54

                  Total from investment operations                  ..70     .95

Distributions from:

         From net investment income               (.24)   (.38)

         Net realized gain             (.38)   —

                  Total distributions            (.62)   (.38)

Total increase (decrease) in net asset value            .08     ..57

Net asset value, ending             $16.05         $15.97

Total return*          4.49%         6.27%

Ratios to average net assets:

         Net investment income              3.03% (a)     4.22% (a)

         Total expenses               .69% (a)       .76% (a)

         Expenses before offsets            .69% (a)       .76% (a)

         Net expenses                 .68% (a)       .75% (a)

Portfolio turnover             1,262%        1,777%

Net assets, ending (in thousands)                $24,216       $18,807

(a)     Annualized

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

*        From January 31, 2002, inception.

** From February 27, 2002, inception.

*** From October 1, 2002, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Calvert

Short Duration Income Fund

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Calvert Group

c/o NFDS

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Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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